                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              COPYTELE, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                 COPYTELE, INC.
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 JULY 25, 2000
                                 -------------


TO THE STOCKHOLDERS OF COPYTELE, INC.

     You are cordially invited to attend the Annual Meeting of Stockholders of CopyTele, Inc., to be held at the Fox Hollow, Woodbury, New York, on Tuesday, July 25, 2000, at 10:30 A.M., local time, for the following purposes:

        (1) To elect six directors.

        (2) To approve the CopyTele,Inc. 2000 Share Incentive Plan.

        (3) To ratify the selection of Arthur Andersen LLP, independent public accountants, as independent auditors of CopyTele for the fiscal year ending October 31, 2000.

        (4) To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors by resolution has fixed the close of business on June 5, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof and only holders of record of Common Stock at the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting.

     Please complete, date, sign and promptly mail the enclosed proxy so that your shares may be represented at the Annual Meeting if you are unable to attend and vote in person.

                                        By Order of the Board of  Directors,

                                           /s/  ANNE ROTONDO

                                                ANNE ROTONDO
                                                 Secretary


Melville,  New York
June 12, 2000

                                 COPYTELE, INC.
                             900 Walt Whitman Road
                            Melville, New York 11747
                            ------------------------
                                PROXY STATEMENT
                                ---------------
                         ANNUAL MEETING OF STOCKHOLDERS

                                 JULY 25, 2000
                                 -------------

     This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share, of CopyTele, Inc., in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on Tuesday, July 25, 2000, and at any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about June 12, 2000.

Record Date

     The Board of Directors has fixed the close of business on June 5, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Each such stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Annual Meeting and may vote in person or by proxy authorized in writing. As of June 5, 2000, there were 63,084,526 shares of Common Stock issued and outstanding.

Matters to Be Considered

     At the Annual Meeting, stockholders will be asked to consider and vote upon the election of six directors, approval of the 2000 Share Incentive Plan and ratification of the selection of Arthur Andersen LLP as the Company's independent auditors for fiscal year 2000. The Board of Directors has not received timely notice (and does not know) of any matters that are to be brought before the Annual Meeting other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgement on such matters.

Required Votes

     The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required for the election of directors, assuming a quorum is present. Only shares of Common Stock that are voted in favor of a nominee will be counted toward that nominee's achievement of a plurality. Shares of Common Stock held by stockholders present in person at the Annual Meeting that are not voted for a nominee or shares held by stockholders represented at the Annual Meeting by proxy from which authority to vote for a nominee has been properly withheld (including broker non-votes) will not be counted toward that nominee's achievement of a plurality.

     Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on such matter at the Annual Meeting is required for approval of each of the other proposals. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting and they will have the same effect as votes against the matter. With respect to broker non-votes, the shares will not be considered entitled to vote at the Annual Meeting for such matter and the broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matter by reducing the total number of shares from which the majority is calculated.

Voting and Revocation of Proxies

     Stockholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Stock represented by properly executed proxies received by CopyTele and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR the election of each nominee for election as a director named herein, FOR the approval of the 2000 Share Incentive Plan and FOR the ratification of the selection of Arthur Andersen LLP as CopyTele's independent auditors for fiscal year 2000.

     Any proxy signed and returned by a stockholder may be revoked at any time before it is voted by filing with the Secretary of CopyTele written notice of such revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Proxy Solicitation

     CopyTele will bear the costs of solicitations of proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and regular employees of CopyTele may solicit proxies from stockholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.


                       PRINCIPAL HOLDERS OF COMMON STOCK


     The following table sets forth certain information with respect to CopyTele's Common Stock beneficially owned as of May 29, 2000 by (a) each person who is known by the management of CopyTele to be the beneficial owner of more than 5% of CopyTele's outstanding Common Stock, (b) each director, director nominee or executive officer of CopyTele and (c) all directors, director nominees and executive officers as a group:



                           (Table shown on next page)


                                                                   Amount and Nature of
Name and Address of Beneficial Owner                             Beneficial Ownership(1)(2)             Percent of Class
-------------------------------------                            --------------------------             ----------------
Denis A.  Krusos ....................................................    7,096,940                           10.76%
900 Walt  Whitman  Road
Melville, NY 11747

Frank J. DiSanto  ...................................................    3,673,710(3)                         5.59%
900 Walt  Whitman Road
Melville, NY 11747

Lewis H.  Titterton  ................................................    1,559,600(4)                         2.45%
6 Autumn Lane
Saratoga Springs,  NY 12866

Frank W. Trischetta..................................................      553,000                              *
900 Walt Whitman Road
Melville,  NY 11747

George P.  Larounis  ................................................      322,500                              *
15-17 A. Tsoha St.
11521  Athens, Greece

Gerald J. Bentivegna  ...............................................      281,000                              *
900 Walt Whitman Road
Melville,  NY 11747

Anthony  Bowers .....................................................      194,300                              *
570 Park Avenue
New York,  NY 10021

All  Directors,  Director  Nominees  and  Executive Officers  as a
Group  (7  persons)...................................................  13,681,050(3)(4)                      19.47%

____________________
*  Less  than  1%

(1) A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security or has the right to obtain such voting power and/or investment power within sixty (60) days. Except as otherwise noted, each designated beneficial owner in this report has sole voting power and investment power with respect to the shares of CopyTele's Common Stock beneficially owned by such person.

(2)  Includes 2,845,180 shares, 2,673,180 shares, 20,000 shares, 503,000 shares,
     322,500 shares,  279,000 shares,  50,000 shares, and 6,692,860 shares as to which Denis A. Krusos, Frank J. DiSanto, Lewis H. Titterton, Frank W. Trischetta, George P. Larounis, Gerald J. Bentivegna, Anthony Bowers, and all directors, director nominees and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the CopyTele, Inc. 1993 Stock Option Plan, as amended (the "1993 Plan").

(3) Includes 613,215 shares held by the Frank J. DiSanto Revocable Living Trust. Mr. DiSanto is the trustee and has sole voting and investment power over the trust. Includes 250,000 shares which are pledged to a bank under a commercial loan.

(4) Includes 500,000 shares which Lewis H. Titterton has the right to acquire upon the exercise of warrants.

                             ELECTION OF DIRECTORS

     Six directors are to be elected at the Annual Meeting by the holders of Common Stock, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and shall qualify. During 1999, a stockholder of CopyTele submitted a proposal relating to an increase in the size of CopyTele's Board of Directors and the election of new directors. After considering the proposal and the anticipated needs of CopyTele, the Board of Directors authorized the nomination of one new director for election by stockholders each year for three years, commencing at the 1999 Annual Meeting of Stockholders, or such shorter period until the Board or stockholders have elected three new directors to the Board, including the nomination of Lewis H. Titterton as a director for election at the 1999 Annual Meeting of Stockholders and the nomination of Anthony Bowers as a director for election at this Annual Meeting. As a result, the stockholder withdrew his proposal. All of the nominees at present are available for election as members of the Board of Directors. If for any reason a nominee becomes unavailable for election, the proxies solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. Information regarding the nominees is as follows:

Name                                           Position with the Company              Age           Director Since
-----------------------------              ------------------------------             ---           --------------
Denis A. Krusos .............              Director, Chairman  of the Board            72                1982
                                             and Chief Executive Officer

Frank J.  DiSanto............              Director and President                      75                1982

Gerald J. Bentivegna ........              Director, Vice President - Finance          50                1995
                                             and Chief Financial Officer

George P.  Larounis..........              Director                                    72                1997

Lewis H.  Titterton  ........              Director                                    55                1999

Anthony Bowers ..............              Director  Nominee                           43                 N/A

     Mr. Krusos has been a Director, Chairman of the Board and Chief Executive Officer of CopyTele since November 1982. He holds an M.S.E.E. degree from Newark College of Engineering, a B.E.E. degree from City College of New York and a Juris Doctor from St. John's University and is a member of the New York bar.

     Mr. DiSanto has been a Director and President of CopyTele since November 1982. He holds a B.E.E. degree from Polytechnic Institute of Brooklyn and an M.E.E. degree from New York University.

     Mr.Bentivegna has been Vice President - Finance and Chief Financial Officer of CopyTele since September 1994 and was elected a Director in July 1995. Prior to joining CopyTele, Mr. Bentivegna was employed at Marino Industries Corp. for approximately 10 years, where he served as Controller, Treasurer and Chief Financial Officer. He holds a M.B.A. degree from Long Island University and a B.B.A. from Dowling College.

     Mr. Larounis has been a Director of CopyTele since September 1997 prior to which he served as a consultant to CopyTele. Mr. Larounis held numerous positions as a senior international executive of Bendix International and Allied Signal. He has also served on the Boards of Directors of numerous affiliates of Allied Signal in Europe, Asia and Australia. He holds a B.E.E. degree from the University of Michigan and a J.D. degree from New York University.

     Mr. Titterton has been a Director of CopyTele since July 1999. Mr. Titterton is currently Chief Executive Officer of NYMED, Inc. His background is in high technology with an emphasis on health care and he has been with NYMED, Inc. since 1989. Mr. Titterton founded MedE America, Inc. in 1986 and was Chief Executive Officer of

Management and Planning Services, Inc. from 1978 to 1986. He holds a M.B.A. from the State University of New York at Albany, and B.A. degree from Cornell University.

     Mr. Bowers is currently a Partner of OTA Limited Partnership and a consultant to CopyTele. He has been with OTA Limited Partnership since 1997. Mr. Bowers was Director - Institutional Sales at Bear Sterns International from 1994 to 1996 and Director - Institutional Sales at Goldman Sachs International from 1986 to 1994, each of which were in London, England. From 1979 to 1982, Mr.
Bowers was Manager - Investor Relations for American Express Company in New York. Mr. Bowers holds a B. A. degree from Amherst College and a M.B.A. degree from the Wharton School of Business.

Certain Relationships and Related Transactions

     On April 30, 1999, Lewis H. Titterton, who became a director in July 1999, purchased 300,000 shares of Common Stock at a purchase price of $1.50 per share (the market price on the date of the agreement), or an aggregate purchase price of $450,000, pursuant to a Stock Subscription Agreement, dated as of April 27, 1999, between CopyTele and Mr. Titterton. Pursuant to the Stock Subscription Agreement, Mr. Titterton also was issued a Warrant to purchase 300,000 shares of Common Stock at a purchase price of $1.50 per share. The Warrant expires on April 30, 2001.

     On September 8, 1999, Lewis H. Titterton purchased 200,000 shares of Common Stock at a purchase price of $1.00 per share (the market price on the date of the agreement), or an aggregate purchase price of $200,000, pursuant to a Stock Subscription Agreement, dated as of August 30, 1999, between CopyTele and Mr. Titterton. Pursuant to the Stock Subscription Agreement, Mr. Titterton also was issued a Warrant to purchase 200,000 shares of Common Stock at a purchase price of $1.00 per share. The Warrant expires on September 8, 2001.

Board Committees, Functions and Attendance

     CopyTele has an Audit Committee consisting of Messrs. Denis A. Krusos, George P. Larounis and Lewis H. Titterton. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to CopyTele's accounting, reporting and financial control practices. The Committee reviews CopyTele's financial statements, makes recommendations to the Board regarding the appointment of the independent public accountants and reviews the results of the audits by the independent public accountants.

     CopyTele has a Stock Option Committee consisting of Mr. George P. Larounis and Mr. Lewis H. Titterton which administers the 1993 Plan and will administer the 2000 Share Incentive Plan if it is approved.

     CopyTele currently has no other standing, nominating or compensation committees of the Board of Directors or committees performing similar functions.

     Six (6) meetings, exclusive of an action by unanimous written consent, of the Board of Directors, one (1) meeting of the Audit Committee and five (5) meetings of the Stock Option Committee were held during the fiscal year ended October 31, 1999. During such year, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and committee on which he served while a member thereof.

Section 16(a) Beneficial  Ownership  Reporting  Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires CopyTele's directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of CopyTele's Common Stock with the Securities and Exchange Commission. Directors, executive officers and ten percent stockholders are required to furnish CopyTele with copies of all Section 16(a) forms that they file. Based upon a review of these filings, CopyTele believes that all fillings were made on a timely basis during the fiscal year ended October 31, 1999.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Messrs. Denis A. Krusos, Chairman of the Board, Chief Executive Officer and Director, Frank J. DiSanto, President and Director, Frank W. Trischetta, Senior Vice President - Marketing and Sales, and Gerald J. Bentivegna, Vice President - Finance, Chief Financial Officer and Director, are the executive officers of CopyTele. While there are no formal agreements, Denis A. Krusos and Frank J. DiSanto waived any and all rights to receive salary and related pension benefits for an undetermined period of time commencing November 1, 1985. As a result, Mr. Krusos received no salary or bonus during the last three fiscal years. Except for Mr. Trischetta, no other executive officer received a salary or bonus in excess of $100,000 during the fiscal year ended October 31, 1999. The following is compensation information regarding Mr. Krusos and Mr. Trischetta for the fiscal years ended October 31, 1999, 1998 and 1997:

                           SUMMARY COMPENSATION TABLE


                                                                                                              Long-Term
                                                                                                         Compensation  Awards
                                                               Fiscal                Annual                   Securities
Name and  Principal Position                                 Year  Ended          Compensation          Underlying  Options (#)
----------------------------                                 -----------          ------------          -----------------------
Denis  A.  Krusos.................................             10/31/99                 -                       50,000
   Chairman of the Board,                                      10/31/98                 -                      600,000
   Chief Executive   Officer  and  Director                    10/31/97                 -                      575,000

Frank  W.  Trischetta.............................             10/31/99             $153,289                    25,000
   Senior Vice President -                                     10/31/98             $153,008                    60,000
   Marketing and Sales                                         10/31/97             $152,500                    30,000

     The following is information regarding stock options granted to Mr. Krusos and Mr. Trischetta pursuant to the 1993 Plan during the fiscal year ended October 31, 1999:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                    Potential  Realizable  Value
                                                                                                      at Assumed Annual Rates
                                Number of         Percent of                                               of Stock Price
                               Securities       Total Options                                               Appreciation
                               Underlying         Granted to                                              for Option Term
                                 Options         Employees in          Exercise       Expiration    -----------------------------
Name                          Granted (#)(1)      Fiscal Year        Price ($/Sh)        Date              5%($)        10%($)
--------------------------    --------------     -----------         ------------     ----------         --------      -------
Denis A. Krusos ..........       50,000            2.07%               $1.313 (2)        4/8/09           $41,287      $104,629

Frank W.  Trischetta .....       25,000            1.03%               $1.313 (3)        4/8/09           $20,643       $52,315

(1) The options are exercisable in whole or in part commencing one year following the date of grant unless otherwise accelerated. The options were not issued in tandem with stock appreciation or similar rights and are not transferable other than by will or the laws of descent and distribution. The options terminate upon termination of employment, except that in the case of death, disability or termination for reasons other than cause, options may be exercised for certain periods of time thereafter as set forth in the 1993 Plan.

(2) The exercise price of these options was equal to the fair market value of the underlying common stock on the date of grant. These options are nonqualified options.

(3) The exercise price of these options was equal to the fair market value of the underlying common stock on the date of grant. These options are intended to qualify as incentive stock options within the meaning of
     Section 422 of the Internal Revenue Code of 1986, as amended.

     The following is information regarding stock option exercises during fiscal 1999 by Mr. Krusos and Mr. Trischetta and the values of their options as of October 31, 1999:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                              FY-END OPTION/VALUES

                                                                        Number of                            Value of
                                                                  Securities Underlying                     Unexercised
                                                                   Unexercised Options                  In-the-Money Options
                             Shares                               at Fiscal Year End (#)               at Fiscal Year End  ($)
                           Acquired on          Value           ---------------------------        --------------------------------
Name                       Exercise (#)       Realized ($)      Exercisable   Unexercisable        Exercisable        Unexercisable
----                      -------------       ------------      -----------   -------------        -----------        -------------
Denis  A.  Krusos  ......      -                    -            2,920,180        50,000               -                     -

Frank W.Trischetta  .....      -                    -              453,000        25,000               -                     -

     There is no present arrangement for cash compensation of directors for services in that capacity. Directors who are employees of CopyTele currently receive no compensation for serving as directors. For further information with respect to non-employee director compensation under the proposed 2000 Share Incentive Plan, see "Approval of the CopyTele, Inc. 2000 Share Incentive Plan".


          REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION*


     CopyTele is a development stage enterprise that has had limited revenues to support its operations since its inception. In view of the fact that CopyTele's executive officers, with the exception of Gerald J. Bentivegna and Frank W. Trischetta, have waived all salary and related pension benefits for fiscal year 1999, the Board of Directors did not adopt any policy with respect to the payment of cash compensation to the executive officers of CopyTele for such period. At such time as the executive officers of CopyTele, other than Mr. Bentivegna and Mr. Trischetta, withdraw their waivers, it is contemplated that the Board of Directors will develop and adopt a compensation policy for its executive officers generally, including CopyTele's Chief Executive Officer. Although a salary was paid to each of Mr. Bentivegna and Mr. Trischetta in fiscal year 1999, such compensation was not part of an overall compensation policy, was determined solely by CopyTele's Chief Executive Officer, and was not specifically related to corporate performance.

     Generally, options under the 1993 Plan are granted as an inducement in respect of future performance. During fiscal year 1999, options were granted to Denis A. Krusos, Frank J. DiSanto, Gerald J. Bentivegna and Frank W. Trischetta for 50,000, 50,000, 25,000 and 25,000 shares of Common Stock, respectively, under the 1993 Plan. In granting such options, the Stock Option Committee, which is comprised solely of non-employee directors of CopyTele, did not take into account the number of shares of Common Stock owned by such persons. The 1993 Plan also provides for the granting of stock appreciation rights, although no stock appreciation rights have been granted under the 1993 Plan. The Board of Directors believes that the 1993 Plan has been and, if approved, the 2000 Share Incentive Plan will be, effective in attracting and retaining executives and employees.

     With certain exceptions, Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended, denies a deduction to CopyTele for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a nonqualified option or right or the disqualifying disposition of stock purchases pursuant to an incentive option). CopyTele believes that options (provided such options are granted at fair market value) and rights granted under the 1993 Plan should qualify for the performance-based compensation exemption to Section 162(m).

     This Report has been prepared by the Board of Directors.

                Denis  A.  Krusos               George  P.  Larounis
                Frank J.  DiSanto               Lewis H. Titterton
                Gerald J. Bentivegna

 _______________

* The disclosure contained in the Report of the Board of Directors on Executive Compensation and the Performance Graph which follows this section is not incorporated by reference into any prior filings by CopyTele under the Securities Act of 1993, as amended, or the Securities Exchange Act of 1934, as amended, that incorporated future filings or portions thereof (including this Proxy Statement).

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a graph showing the five-year cumulative total return for (i) the Common Stock, (ii) The NASDAQ Stock Market U.S. Index, a broad market index covering shares of common stock of domestic companies that are listed on NASDAQ, and (iii) The NASDAQ Electronic Components Stock Index, a group of companies that are engaged in the manufacture of electronic components and related accessories with a Standard Industrial Classification code of 367 and listed on NASDAQ.

                        COMPARISON OF 5 YEAR CUMULATIVE
                                TOTAL RETURN (1)

                                  (LINE GRAPH)

                                                           Fiscal Year Ended October 31
                                                        ---------------------------------
                                                        1994  1995  1996  1997  1998  1999
                                                        ----  ----  ----  ----  ----  ----
CopyTele, Inc. ......................................   $100   172   294   195    63    42
The NASDAQ Stock Market U.S. (2) ....................   $100   135   159   209   234   391
The NASDAQ Electronic Components (2).................   $100   201   245   336   347   728

_____________________

(1) The comparison of total return on investment for each fiscal year ended October 31 assumes that $100 was invested on November 1, 1994 in each of CopyTele, The NASDAQ Stock Market U.S. Index and The NASDAQ Electronic Component Index with investment weighted on the basis of market capitalization and all dividends reinvested. In addition, the total returns account for CopyTele's two-for-one stock split declared in May 1996.

(2) The total returns for each NASDAQ index are based on information provided by NASDAQ, which had been prepared by the Center for Research in Securities Prices at the University of Chicago.

            APPROVAL OF THE COPYTELE, INC. 2000 SHARE INCENTIVE PLAN

Background

     The Board of Directors has approved and is proposing for stockholder approval the CopyTele, Inc. 2000 Share Incentive Plan (the "2000 Share Plan"). For the last several years, CopyTele has used its 1993 Plan as one means for attracting, retaining and motivating highly competent key employees and further aligning their interests with those of CopyTele's other stockholders. As of May 29, 2000, there were fewer than 100,000 shares of Common Stock remaining available for grant under the 1993 Plan. This number is expected to be exhausted within the next few months. The 2000 Share Plan is similar to the 1993 Plan with respect to option grants but it also enables CopyTele to have greater flexibility to offer additional benefits to its officers, non-employee directors, key employees and consultants. The Board of Directors is proposing the 2000 Share Plan in order to provide this important compensation element. The 1993 Plan will terminate with respect to future grants upon the approval by CopyTele's stockholders of the 2000 Share Plan.

     The 2000 Share Plan is intended to provide incentives which will attract, retain and motivate highly competent persons as officers, non-employee directors, and key employees of, and consultants to, CopyTele and its subsidiaries and affiliates, by providing them with opportunities to acquire shares of Common Stock or to receive monetary payments based on the value of such shares pursuant to the Benefits described herein. In addition, the 2000 Share Plan is intended to assist in further aligning the interests of CopyTele's officers, non-employee directors, key employees and consultants with those of its other stockholders. On May 8, 2000, the Board of Directors adopted, subject to stockholder approval, the 2000 Share Plan. In structuring the 2000 Share Plan, the Board of Directors sought to provide for a variety of awards that could be flexibly administered to carry out the purposes of the 2000 Share Plan. This authority will permit CopyTele to keep pace with changing developments in management compensation and make CopyTele competitive with those companies that offer creative incentives to attract and retain officers, non-employee directors, key employees and consultants. Many other companies have addressed these same issues in recent years and have adopted an "omnibus" type of plan. The 2000 Share Plan grants the Stock Option Committee discretion in establishing the terms and restrictions deemed appropriate for particular awards as circumstances warrant.

     The following summary of the 2000 Share Plan is not intended to be complete and is qualified in its entirety by reference to the copy of the 2000 Share Plan which is attached as Annex A to the Proxy Statement.

Shares Available

     The maximum number of shares of Common Stock that may be delivered to participants under the 2000 Share Plan, subject to certain adjustments, is an aggregate of 5,000,000 shares. In addition, any shares of Common Stock covered by a Benefit (defined below) granted under the 2000 Share Plan which for any reason is cancelled, forfeited or expires or, in the case of a Benefit other than a stock option, is settled in cash, shall again be available for Benefits under the 2000 Share Plan.

Administration

     The 2000 Share Plan provides for administration by the Board of Directors of CopyTele or by a committee of the Board of Directors of CopyTele appointed from among its members (the "Committee"), which is comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (1) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (2) "outside directors" within the meaning of Treasury Regulation section 1.162-27(e)(3) under Section 162(m) of the Code. If the Board of Directors of CopyTele administers the 2000 Share Plan rather than a committee of the Board of Directors, then all references to "Committee" in the Plan will be deemed to mean a reference to the Board of Directors of CopyTele. The Committee is authorized, subject to the provisions of the 2000 Share Plan, to establish such rules and regulations as it deems necessary for the proper administration of the 2000 Share Plan and to make such determinations and interpretations and to take such action in connection with the 2000 Share Plan and any Benefits granted as it deems necessary or advisable. Thus, among the Committee's powers are the authority to select officers and other key employees of CopyTele and its subsidiaries to receive Benefits, and to determine the form, amount and other terms and conditions of Benefits. The Committee also has the power to modify or waive restrictions on Benefits, to amend Benefits and to grant extensions and accelerations of Benefits.

Eligibility for Participation

     Officers, key employees and non-employee directors of, and consultants to, CopyTele or any of its subsidiaries and affiliates are eligible to participate in the 2000 Share Plan. The selection of participants from eligible persons, other than non-employee directors, is within the discretion of the Committee. The currently estimated number of officers and key employees who are eligible to participate in the 2000 Share Plan is approximately 32, and an estimate of the number of consultants who are eligible to participate in the 2000 Share Plan has not been made.

Types of Benefits

     The 2000 Share Plan provides for the grant of any or all of the following types of benefits: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights; (3) stock awards;
(4) performance awards; and (5) stock units (collectively, "Benefits"). Benefits may be granted singly in combination, or in tandem as determined by the Committee. Stock awards, performance awards and stock units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described below.

Stock Options

     Under the 2000 Share Plan, the Committee may grant awards in the form of Options to purchase shares of Common Stock. Options may either be incentive stock options, qualifying for special tax treatment, or non-qualified options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price of the option. The exercise price will not be less than 100% of the fair market value of the Common Stock on the date the stock option is granted (the "Fair Market Value"). The exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock then owned by the participant, by the withholding of shares of Common Stock for which a stock option is exercisable, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to CopyTele together with a copy of irrevocable instructions to a broker to deliver promptly to CopyTele the amount of sale or loan proceeds to pay the exercise price. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the 2000 Share Plan. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate. No stock option is exercisable later than ten years after the date it is granted. The exercise of any option which remains exercisable after termination of employment will be subject to satisfaction of the conditions precedent that the holder thereof neither (1) competes with or takes other employment with or renders services to a competitor of CopyTele, its subsidiaries or affiliates without the consent of CopyTele nor (2) conducts himself or herself in a manner adversely affecting CopyTele.

Stock Appreciation Rights (SARs)

     The 2000 Share Plan authorizes the Committee to grant an SAR either in tandem with a stock option or independent of a stock option. An SAR is a right to receive a payment, in cash, Common Stock, or a combination thereof equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall not be less than Fair Market Value), of such shares of Common Stock on the date the right is granted, all as determined by the Committee. SARs granted under the 2000 Share Plan are subject to terms and conditions relating to exercisability that are similar to those imposed on stock options, and each SAR is subject to such terms and conditions as the Committee shall impose from time to time.

Stock Awards

     The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of CopyTele to reacquire such shares for no consideration upon termination of the participant's employment, and may constitute Performance-Based Awards, as described below. The Stock Award will specify whether the participant will have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares.

Performance Awards

     The 2000 Share Plan allows for the grant of performance awards which may take the form of shares of Common Stock or Stock Units (defined below), or any combination thereof and which may constitute Performance-Based Awards. Such awards will be contingent upon the attainment, over a period to be determined by the Committee, of certain performance goals. The length of the performance period, the performance goals to be achieved and the measure of whether and to what degree such goals have been achieved will be determined by the Committee. Payment of earned performance awards will be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require the deferral of, the receipt of performance awards upon such terms as the Committee deems appropriate.

Stock Units

     The Committee may, in its discretion, grant Stock Units to participants, which may constitute Performance-Based Awards. A "Stock Unit" means a notional account representing one share of Common Stock. The Committee determines the criteria for the vesting of Stock Units and whether a participant granted a Stock Unit shall be entitled to Dividend Equivalent Rights (as defined in the 2000 Share Plan). Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment, shares of Common Stock representing the Stock Units will be distributed to the participant (unless the Committee, with the consent of the participant, provides for the payment of the Stock Units in cash, or partly in cash and partly in shares of Common Stock, equal to the value of the shares of Common Stock which would otherwise be distributed to the participant).

Performance-Based Awards

     Certain Benefits granted under the 2000 Share Plan may be granted in a manner such that the Benefit qualifies for the performance-based compensation exemption to Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the vesting or the exercise of such Performance-Based Awards will be based upon achievement of hurdle rates and/or growth in one or more of the following business criteria:
(1) net sales; (2) pretax income before allocation of corporate overhead and bonus; (3) budget; (4) earnings per share; (5) net income; (6) division, group or corporate financial goals; (7) return on stockholders' equity; (8) return on assets; (9) attainment of strategic and operational initiatives; (10) appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of CopyTele; (11) market share; (12) gross profits;
(13) earnings before interest and taxes; (14) earnings before interest, taxes, dividends and amortization; (15) economic value-added models and comparisons with various stock market indices; (16) reductions in costs; or (17) any combination of the foregoing. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing criteria. With respect to
Performance-Based Awards, the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed). No Performance-Based Award shall be payable to, or vest with respect to, as the case may be, any participant for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

Termination of Employment

     Upon termination of employment of an employee or of the continuing services of any consultant, any Option or SAR granted to such employee or consultant pursuant to the 2000 Share Plan will, to the extent not theretofore exercised, terminate and become null and void; provided, however, that (a) if the employee or consultant dies (i) while in the employ of CopyTele (or any subsidiary or parent thereof), or (ii) within three months following the employee's termination of employment or the consultant's termination of services by reason of retirement or dismissal other than for cause (as defined in the 2000 Share
Plan), or (iii) within two years following the employee's termination of employment or the consultant's termination of services by reason of disability, such employee's or consultant's legal representatives (or such other person who acquired the Option or SAR by bequest or inheritance or by reason of the death of such employee) may, not later than two years from the date of his or her death, exercise the Option or SAR in respect of any or all of the number of shares of Common Stock which the employee or consultant would have been entitled to purchase under the Option or SAR at the date of death; and (b) if the termination of employment or the consulting services of any consultant is due to such employee's or consultant's retirement, disability or dismissal other than for cause, and such termination occurred while such employee or consultant was entitled to exercise an Option or SAR granted under the 2000 Share Plan such employee, consultant or such employee's or consultant's legal representative will have the right to exercise the Option or SAR so granted in respect of any or all of the shares of Common Stock which the employee or consultant would have been entitled to purchase under the Option or SAR at the date of termination of employment or services, at any time up to and including (i) three months after the date of such termination of employment or services in the case of termination by reason of retirement or dismissal other than for cause, and (ii) two years after the date of termination of employment or services in the case of termination by reason of disability.

     If an employee or consultant voluntarily terminates his or her employment or services, or is discharged for cause, any Option or SAR granted to such employee or consultant pursuant to the 2000 Share Plan will, unless otherwise specified by the Committee in the Option or SAR, to the extent not theretofore exercised, terminate.

     In the event of the complete liquidation or dissolution of a subsidiary corporation, or if such corporation ceases to be a subsidiary corporation, any unexercised Options or Rights theretofore granted to any person employed by or rendering consulting services to such subsidiary corporation will be deemed cancelled unless such person is employed by or rendered consulting services to CopyTele or by any parent corporation or another subsidiary corporation after the occurrence of such event. If an Option or SAR is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee or consultant holding unexercised Options, and such holder will have the right to exercise such Options or Rights in full during the thirty day period following notice of such cancellation.

     In no event, however, shall any person be entitled to exercise any Option or SAR after the expiration of the period of exercisability of such Option or SAR as specified therein.

Director Participants

     Each current non-employee director of CopyTele (a "Director Participant") will be granted NSOs (as defined below) to purchase 20,000 shares of Common Stock at CopyTele's Annual Meeting of Stockholders to be held on July 25, 2000, and will be granted NSOs to purchase 20,000 shares of Common Stock at the time of each subsequent annual meeting at which such directors are elected to the Board of Directors. In addition, any future Director Participants elected to the Board of Directors will receive NSOs to purchase 20,000 shares of Common Stock upon such director's initial election to the Board of Directors and NSOs to purchase 20,000 shares at each subsequent annual meeting of CopyTele's stockholders at which such director is elected to the Board of Directors. The purchase price of the shares of Common Stock covered by the NSOs will be the fair market value of the shares of Common Stock at the date of the grant.

     NSOs granted to Director participants may not be exercised for the twelve-month period immediately following the grant of the NSO. Thereafter, the NSO will be exercisable for the period ending five years from the date of grant subject to limitations or restrictions pursuant to the terms of the 2000 Share Plan.

     Upon termination of a Director Participant's directorship, any NSO granted to such Director Participant pursuant to the 2000 Share Plan will, to the extent not theretofore exercised, terminate and become null and void;

provided, however, that (a) if the Director participant dies (i) during his directorship, or (ii) within three months following the Director Participant's termination of his directorship by reason of voluntary retirement or failure of CopyTele to retain or nominate for re-election such Director Participant, unless due to any act of fraud, intentional misrepresentation, or embezzlement or conversion of assets or opportunities of CopyTele or any direct or indirect subsidiary corporation of CopyTele, or (iii) within two years following the Director Participant's termination of his directorship by reason of disability, such Director Participant's legal representative (or such other person who acquired the NSO by bequest or inheritance or by reason of the death of such Director Participant) may, not later than two years from the date of his death, exercise such NSO in respect of any or all of the number of shares of Common Stock which the Director Participant would have been entitled to purchase under the NSO at the date of death; and (b) if the termination of his directorship is due to such Director Participant's voluntary retirement, disability, or the failure of CopyTele to retain or nominate for re-election such Director Participant, unless due to any act of fraud, intentional misrepresentation, or embezzlement or conversion of assets or opportunities of CopyTele or any direct or indirect subsidiary of CopyTele, and such termination occurred while such Director Participant was entitled to exercise a NSO granted under the 2000 Share Plan, such Director Participant or such Director Participant's legal representative will have the right to exercise the NSO so granted in respect of any or all of the shares of Common Stock which the Director Participant would have been entitled to purchase under the NSO at the date of termination of his directorship, at any time up to and including (i) three months after the date of such termination of his directorship in the case of termination by reason of voluntary retirement or failure of CopyTele to retain or nominate for re-election such Director Participant, unless due to any act of fraud, intentional misrepresentation, or embezzlement or conversion of assets or opportunities of CopyTele or any direct or indirect subsidiary corporation of CopyTele, and (ii) two years after the date of termination of his directorship in the case of termination by reason of disability.

     In no event, however, shall any person be entitled to exercise a NSO granted to a Director Participant after the expiration of the period of exercisability of such NSO as specified therein.

     The provisions of the 2000 Share Plan relating to NSOs granted to Director Participants may not be amended more than one time in any six month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules promulgated thereunder.

Other Terms

     The 2000 Share Plan provides that Benefits may be transferred by will or the laws of descent and distribution. In addition to the foregoing, other than with respect to incentive stock options, the Committee may permit the transferability of a Benefit by a participant who is a director, officer or employee of CopyTele with at least 15 years of service to certain members of such participant's immediate family or trusts for the benefit of such persons or other entities owned by such person.

     Upon the grant of any Benefit under the 2000 Share Plan, the Committee may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Benefit as are not inconsistent with the 2000 Share Plan. The 2000 Share Plan terminates on May 8, 2010, and no Benefit may be granted after May 8, 2010. The Committee reserves the right to amend, suspend or terminate the 2000 Share Plan at any time. However, no amendment may be made without approval of the stockholders of CopyTele if the amendment will: (1) disqualify any incentive stock options granted under the Plan; (2) increase the aggregate number of shares of Common Stock that may be delivered through Stock Options under the Plan; (3) increase the maximum amounts which can be paid to an individual participant under the Plan; (4) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; or (5) modify the requirements as to eligibility for participation in the Plan.

     The 2000  Share  Plan  contains  provisions  for  equitable  adjustment  of
Benefits in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of CopyTele. In addition, if there is a Change in Control (as defined in the 2000 Share Plan) of CopyTele, Options and SARs that have not vested or became exercisable at the time of such Change in Control will immediately vest and become exercisable. Furthermore, in the discretion of the Committee, the excess of the Fair Market Value of shares of Common Stock subject to stock options or SARs over the exercise price thereof will be paid out in cash, and the Fair Market Value of shares of Common Stock subject to a stock award or Stock Unit will be paid out in cash. The Committee will also have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, any Benefit granted under the 2000 Share Plan.

     The Committee may grant Benefits to participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted, and no action may be taken which would violate the Exchange Act, the Code or any other applicable law.

Certain Federal Income Tax Consequences

     The statements in the following paragraphs of the principal U.S. federal income tax consequences of Benefits under the 2000 Share Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex, and the discussion below represents only a general summary.

     Incentive Stock Options. Incentive stock options ("ISOs") granted under the 2000 Share Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options." An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (1) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (2) the employee is employed by CopyTele from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after the requisite periods referred to in clause (2) above, the ISO will be treated as an NSO (defined below) and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options and Stock Appreciation Rights." Further, if after exercising an ISO, an employee disposes of the Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Common Stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will generally recognize capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period - thereby making a "disqualifying disposition" - the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, would generally be treated as capital gain. If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale. An employee who exercises an ISO by delivering Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares. CopyTele will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, CopyTele generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to CopyTele and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

     Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options ("NSOs") granted under the 2000 Share Plan are options that do not qualify as ISOs. An employee who receives an NSO or an SAR will not recognize any taxable income upon the grant of such NSO or SAR. However, the employee generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received. As a result of Section 16(b) of the Exchange

Act, under certain circumstances, the timing of income recognition may be deferred following the exercise of an NSO or SAR (the "Deferral Period") for any individual who is an executive officer or director of CopyTele or a beneficial owner of more than ten percent (10%) of any class of equity securities of CopyTele. Absent a Section 83(b) election (described below under "Other Awards"), recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any. The ordinary income recognized with respect to the receipt of shares or cash upon exercise of an NSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of an NSO, CopyTele may satisfy the liability in whole or in part by withholding shares of Common Stock from those that otherwise would be issuable to the individual or by the employee tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises. A federal income tax deduction generally will be allowed to CopyTele in an amount equal to the ordinary income included by the individual with respect to his or her NSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to CopyTele and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply. If an individual exercises an NSO by delivering shares of Common Stock, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and CopyTele likewise generally will be entitled to an equivalent tax deduction.

     If the Committee permits an individual to transfer an NSO to a member or members of the individual's immediate family or to a trust for the benefit of such persons or other entity owned by such persons and such individual makes such a transfer and such transfer constitutes a completed gift for gift tax purposes (which determination may depend on a variety of factors including, without limitation, whether the NSO or a portion thereof has vested) then such transfer will be subject to federal gift tax except, generally, to the extent protected by the individual's $10,000 per donee annual exclusion, by his or her lifetime unified credit or by the marital deduction. The amount of the individual's gift is the value of the NSO at the time of the gift. If the transfer of the NSO constitutes a completed gift and the individual retains no interest in or power over the NSO after the transfer, the NSO generally will not be included in his or her gross estate for federal estate tax purposes. The transfer of the NSO will not cause the transferee to recognize taxable income at the time of the transfer. If the transferee exercises the NSO while the transferor is alive, the transferor will recognize ordinary income as described above as if the transferor had exercised the NSO. If the transferee exercises the NSO after the death of the transferor, it is uncertain whether the transferor's estate or the transferee will recognize ordinary income for federal income tax purposes.

     Other Awards. With respect to other Benefits under the 2000 Share Plan that are settled either in cash or in shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the Common Stock received. With respect to Benefits under the 2000 Share Plan that are settled in shares of Common Stock that are restricted to transferability and subject to a substantial risk of forfeiture - absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a "Section 83(b) election") - an individual will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Common Stock as of that date over the price paid for such award, if any. The ordinary income recognized with respect to the receipt of cash, shares of Common Stock or other property under the 2000 Share Plan will be subject to both wage withholding and other employment taxes. CopyTele generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

     Dividends and Dividend Equivalents. To the extent Benefits under the 2000 Share Plan earn dividends or dividend equivalents, whether paid currently or credited to an account established under the 2000 Share Plan, an individual generally will recognize ordinary income with respect to such dividends or dividend equivalents.

     Change in Control. In general, if the total amount of payments to an individual that are contingent upon a "change in control" of CopyTele (as defined in Section 280G of the Code), including payments under the 2000 Share Plan that vest upon a "change in control," equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to CopyTele and the individual would be subject to a 20% excise tax on such portion of the payments.

     Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. If approved by its stockholders, CopyTele believes that Stock Options, SARs and Performance-Based Awards granted under the 2000 Share Plan should qualify for the performance-based compensation exception to Section 162(m) of the Code.

Other Information

     Approval of the 2000 Share Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote on such matter at the Annual Meeting. If stockholders do not approve the amendment to the 2000 Share Plan, CopyTele will reconsider the alternatives available with respect to the compensation of officers and key employees of, and consultants to, CopyTele.

     The Board believes that the 2000 Share Plan is in the best interest of CopyTele and its stockholders and therefore recommends that the stockholders vote FOR the approval of the 2000 Share Plan. Proxies received by the Board will be so voted unless stockholders specified in their proxies a contrary choice.


                               NEW PLAN BENEFITS

     No new plan benefit table for the 2000 Share Plan is included in this Proxy Statement because (1) the benefits or amounts that will be received or allocated under the Plan to the persons for which disclosure is required by SEC regulations are not determinable and (2) the benefits or amounts which would have been received by or allocated to such persons for fiscal 2000 if the 2000 Share Plan had been in effect cannot be determined completely.

                             SELECTION OF AUDITORS

     The Board of Directors of CopyTele, upon recommendation of the Audit Committee, has appointed the firm of Arthur Andersen LLP to serve as independent auditors of CopyTele for the fiscal year ending October 31, 2000, subject to ratification of this appointment by the stockholders of CopyTele. Arthur Andersen LLP has served as independent auditors of CopyTele for several years and is considered by management of CopyTele to be well qualified. CopyTele has been advised by that firm that neither it nor any member thereof have any direct or material indirect financial interest in CopyTele.

     One or more representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     Ratification of the appointment of the independent auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote on such matter at the Annual Meeting.

        The  Board of Directors recommends a vote FOR this proposal.

                             STOCKHOLDER PROPOSALS

     All proposals from stockholders to be included in the proxy materials to be distributed by CopyTele in connection with the next annual meeting must be received by the Secretary of CopyTele, 900 Walt Whitman Road, Melville, New York 11747, not later than the close of business February 12, 2001.

     In addition, in accordance with Article I, Section 10 of the Amended and Restated By-laws of CopyTele, in order to be properly brought before the next annual meeting, a matter must have been (i) specified in a written notice of such meeting (or any supplement thereto) given to the stockholders by or at the direction of the Board of Directors (which would be accomplished if a stockholder proposal were received by the Secretary of CopyTele as set forth in the preceding paragraph), (ii) brought before such meeting at the direction of the Board of Directors or the Chairman of the meeting, or (iii) specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting, or a duly authorized proxy for such stockholder, which conforms to the requirements of Article I, Section 10 of the Amended and Restated By-laws of CopyTele and is delivered personally to, or mailed to and received by, the Secretary of CopyTele at the address set forth in the preceding paragraph not less than 45 days prior to the first anniversary of the date of the notice accompanying this Proxy Statement; provided however, that such notice need not be given more than 75 days prior to the next annual meeting.

                                 ANNUAL REPORT

     A copy of the Annual Report of CopyTele, including financial statements for the fiscal year ended October 31, 1999, accompanies this Proxy Statement.

                                         By Order of the Board of  Directors,


                                        /S/ ANNE ROTONDO

                                            ANNE ROTONDO
                                             Secretary

Melville, New York
June 12, 2000

                                                                        Annex A

                                 COPYTELE, INC.

                           2000 SHARE INCENTIVE PLAN

1. Purpose. The CopyTele, Inc. 2000 Share Incentive Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as officers, key employees and non-employee directors
("Director Participants"), of, and consultants to, CopyTele, Inc. (the "Company") and its subsidiaries and affiliates, by providing them opportunities to acquire shares of the Company's common stock, par value $.01 per share (the "Common Stock"), or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company's officers, key employees and consultants to those of its other stockholders.

2.  Administration.

     (a) The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company from among its members (which may be the Compensation Committee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

     (b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

3. Participants. Participants will consist of such officers, key employees and Director Participants of, and such consultants to, the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

4. Type of Benefits. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d)Performance Awards and (e) Stock Units (each as described below, and collectively, the "Benefits"). Stock Awards, Performance Awards, and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 11 hereof. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of
                                         --------  -------
any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.


5. Common Stock Available Under the Plan. The aggregate number of shares of Common Stock that may be subject to Benefits, including Stock Options, granted under this Plan shall be 5,000,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 18 hereof. The maximum number of shares of Common Stock with respect to which Benefits may be granted or measured to any individual participant under the Plan during any year of the Plan shall not exceed 500,000, provided, however, that the maximum number of shares of Common Stock with
--------   -------
respect to which Stock Options and Stock Appreciation Rights may be granted to an individual participant under the Plan during any year of the Plan shall not exceed 500,000 (in each case, subject to adjustments made in accordance with Section 18 hereof). Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, any shares subject to Stock Awards, Performance Awards or Stock Units which are forfeited, any shares subject to Performance Awards settled in cash or any shares delivered to the Company as part or full payment for the exercise of a Stock Option or Stock Appreciation Right shall again be available for Benefits under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) that may be granted to any individual participant under the Plan.

6. Stock Options. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be "incentive stock options" ("Incentive Stock Options"), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee will have the authority to grant to any participant one or more
Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

     (a) Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; provided, however, subject to subsection (d) below, that the
             --------   -------
     per-share exercise price shall not be less than 100% of the Fair Market Value (as defined below) of the Common Stock on the date the Stock Option is granted.

     (b) Payment of Exercise Price. The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant, or by delivery to the Company of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the shares for which the Option is being exercised, and (y) irrevocable instructions to such broker to sell such shares for which the Option is being exercised, and promptly deliver to the Company the portion of the proceeds equal to the Option exercise price and any amount necessary to satisfy the Company's obligation for withholding taxes, or any combination thereof. For purposes of making payment in shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of exercise of the Option and shall have been held by the Participant for at least six months. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. The Committee may, at the time of grant, provide for the grant of a subsequent

Restoration Stock Option if the exercise price is paid for by delivering previously owned shares of Common Stock of the Company. Restoration Stock Options (i) may be granted in respect of no more than the number of shares of Common Stock tendered in exercising the predecessor Stock Option, (ii) shall have an exercise price equal to the Fair Market Value on the date the Restoration Stock Option is granted, and (iii) may have an exercise period that does not extend beyond the remaining term of the predecessor Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

(c) Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be
                              --------   -------
exercisable later than ten years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant; provided, however, the Committee may, in its sole discretion,
                   --------  -------
later waive any such condition.

(d)  Limitations  on Incentive  Stock  Options.  Incentive  Stock Options may be
granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided, however, Incentive Stock
                                           --------   -------
Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option.

(e) Post-Employment Exercises. Upon termination of employment of any employee or of the continuing services of any consultant with the Company and all subsidiary corporations and parent corporations of the Company, any Option previously granted to the employee or consultant, unless otherwise specified by the
Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:
                                    --------  -------
     (i) if the employee or consultant shall die while in the employ of such corporation or during either the three (3) month or two (2) year period, whichever is applicable, specified in clause (ii) below and at a time when such employee or consultant was entitled to exercise an Option as herein provided, the legal representative of such employee or consultant, or such person who acquired such Option by bequest or inheritance or by reason of the death of the employee or consultant, may, not later than two (2) years from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of shares of Common Stock as specified by the Committee in such Option; and

     (ii) if the employment of any employee or the continuing services of any consultant to whom such Option shall have been granted shall terminate by reason of the employee's or consultant's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee or consultant is entitled to exercise such Option as herein provided, such employee or consultant shall have the right to exercise such Option so granted in respect of any or all of such number of shares as specified by the Committee in such Option, at any time up to and including (x) three (3) months after the date of such termination of employment or services in the case of termination by reason of retirement or dismissal other than for cause, and (y) two (2) years after the date of termination of employment or services in the case of termination by reason of disability.

     In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option or Right, as specified therein.

     If an employee or consultant voluntarily terminates his or her employment or continuing services, or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

     If  an  Option   granted   hereunder   shall  be  exercised  by  the  legal
representative of a deceased grantee or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any employee or consultant or former employee or consultant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

     For the purposes of the Plan, the term "for cause" shall mean (a) with respect to an employee or consultant who is a party to a written service agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment or services thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee or consultant of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company; (ii) the commission by an employee or consultant of an act of fraud in the performance of such employee's or consultant's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee or consultant for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (iv) the continuing failure of an employee or consultant to perform the duties of such employee or consultant to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee or consultant by the Committee.

     For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option, such individual shall not be entitled to exercise such Option during such period unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a senior vice-president or other duly authorized officer of such corporation.

     A termination of employment or services shall not be deemed to occur by reason of (i) the transfer of an employee or consultant from employment or retention by the Company to employment or retention by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee or consultant from employment or retention by a subsidiary corporation or a parent corporation of the Company to employment or retention by the Company or by another subsidiary corporation or parent corporation of the Company. Termination of a consultant's services shall be considered to occur when he ceases to perform services on a regular basis.

     In the event of the complete liquidation or dissolution of a subsidiary corporation, or if such corporation ceases to be a subsidiary corporation, any unexercised Options theretofore granted to any person employed by or rendering consulting services to such subsidiary corporation will be deemed cancelled unless such person is employed by or renders continuing services to the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If an Option is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee or consultant holding unexercised Options, and such holder will have the right to exercise such Options in full during the thirty (30) day period following notice of such cancellation.

7. Stock Appreciation Rights.

     (a) The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

     (b) Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten years after the date it is granted. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

     (c) The exercise of any Stock Appreciation Right after termination of employment of a participant with the Company, a subsidiary of the Company or with any company providing consulting services to the Company shall be subject to the same terms and conditions as set forth in Section 6(e) above.

8. Stock Awards. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment, and may constitute Performance-Based Awards, as described in Section 11 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

9.  Performance Awards.

     (a) Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee. Performance Awards may constitute Performance-Based Awards, as described in Section 11 hereof. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may be in the form of shares of Common Stock or Stock Units. Performance Awards may be awarded as short-term or long-term incentives. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

     (b) With respect to those Performance Awards that are not intended to constitute Performance-Based Awards, the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of such targets the Committee shall have precluded its authority to make such adjustments.

     (c) Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

10. Stock Units.

     (a) The Committee may, in its discretion, grant Stock Units to participants hereunder. The Committee shall determine the criteria for the vesting of Stock Units. Stock Units may constitute Performance-Based Awards, as described in Section 11 hereof. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this
     Section 10 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).

     (b) Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

     (c) Prior to the year with respect to which a Stock Unit may vest, the participant may elect not to receive a distribution upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

     (d) A "Stock Unit" means a notional account representing one share of Common Stock. A "Dividend Equivalent Right" means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

11. Performance-Based Awards. Certain Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets relating to inventory and/or accounts receivable; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and (xiii) total return to stockholders. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate Benefits payable upon the attainment of such performance goal.

12. Stock Option Grants to Director Participants. Subject to the terms and conditions of Sections 12 through 16 hereof, commencing with the Annual Meeting of Stockholders of the Company to be held in the year 2000, each current Director Participant of the Company shall automatically be granted a Nonqualified Stock Option to purchase 20,000 shares of Common Stock each year that such director is elected to the Board of Directors. Future Director Participants shall automatically be granted Nonqualified Stock Options to purchase 20,000 Shares upon their initial election to the Board of Directors and at the time of each subsequent annual meeting of the Company's stockholders at which such director is elected to the Board of Directors. The purchase price of the shares of Common Stock covered by the Nonqualified Stock Options granted pursuant to this Section 12 shall be the fair market value of such shares of Common Stock on the date of grant.

13. Director Participant's Exercise of Options. A Nonqualified Stock Option granted to any Director Participant of the Company shall not be exercisable for the twelve-month period immediately following the grant of such Nonqualified Stock Option. Thereafter, the Nonqualified Stock Option shall be exercisable for the period ending five years from the date of grant of such Nonqualified Stock Option, except to the extent such exercise is further limited or restricted pursuant to the provisions hereof.

     If, in any year of the Nonqualified Stock Option, such Nonqualified Stock Option shall not be exercised for the total number of shares of Common Stock available for purchase during that year, the Nonqualified Option shall not thereby terminate as to such unexercised portion, but shall be cumulative. As used herein, the term "year of the Nonqualified Stock Option" shall mean a one
(1) year period commencing with the date of, or the anniversary of the date of, the granting of such Nonqualified Stock Option.

14. Director Participant's Termination. If a Director Participant's service as a director of the Company terminates, any Nonqualified Stock Option previously granted to such Director Participant shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:
                                               --------  -------
     (a) if a Director Participant holding an outstanding Nonqualified Stock Option dies, such Nonqualified Stock Option shall, to the extent not theretofore exercised, remain exercisable for two (2) years after such Director Participant's death, by such Director Participant's legaltee, distributee, guardian or legal or personal representative; and

     (b) if the service of a Director Participant to whom such Nonqualified Stock Option shall have been granted shall terminate by reason of (i) such Director Participant's disability (as described in Section 22(e)(3) of the
     Code), (ii) voluntary retirement from service as a director of the Company, or (iii) failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of
     (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, while such Director Participant is entitled to exercise such Nonqualified Stock Option as herein provided, such Director Participant shall have the right to exercise such Nonqualified Stock Option so granted in respect of any or all of such number of shares of Common Stock subject to such Nonqualified Stock Option at any time up to and including (X) three (3) months after the date of such termination of service in the case of termination by reason of voluntary retirement or failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (1) fraud or intentional misrepresentation, or (2) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, and (Y) two (2) years after the date of termination of service in the case of termination by reason of disability; and

     (c) if the Director Participant shall die during either the three (3) month or two (2) year period, which ever is applicable, specified in clause (b) above and at a time when such Director Participant was entitled to exercise a Nonqualified Stock Option as herein provided, the legal representative of such Director Participant, or such person who acquired such Nonqualified Stock Option by bequest or inheritance or by reason of the death of the Director Participant may, not later than two (2) years from the date of death, exercise such Nonqualified Stock Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares subject to such Nonqualified Stock Option.

     In no event, however, shall a Director Participant be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

15. Director Participant's Ineligibility for Other Grants. Any Director Participant eligible to receive an Option pursuant to Section 12 hereof shall be ineligible to receive any other grant or award under any other Section of this Plan.

16. Amendment of Director Participant Provisions. Sections 12 through 16 of the Plan shall not be amended more than one time in any six month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder.

17. Foreign Laws. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such
                                             --------   -------
Benefits may be granted pursuant to this Section 17 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

18. Adjustment Provisions; Change in Control.

     (a) If there shall be any change in the Common Stock of the Company or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee, in its sole discretion, shall adjust, in an equitable manner, as applicable, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits; provided, however, that any such
                                             --------   -------
     arithmetic adjustment to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods; provided, however, that any such arithmetic adjustment
                          --------  -------
     to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. In addition, other than with respect to Stock Options, Stock Appreciation Rights, and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on participants under the Plan.

     (b) Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company, all then outstanding Stock Options and Stock
     Appreciation Rights shall immediately vest and become exercisable. For purposes of this Section 18(b), a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

          (i) a change in control of the Company that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; or

          (ii) during any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Company's Board of Directors or any individuals who would be "Continuing Directors" (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or

          (iii) the Company's Common Stock shall cease to be publicly traded after initially being publicly traded; or

          (iv) the Company's Board of Directors shall approve a sale of all or substantially all of the assets of the Company, and such transaction shall have been consummated; or

          (v) the Company's Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Section 18(b)(i) above, and such transaction shall have been consummated.

     For purposes of this Section 18(b), "Continuing Directors" shall mean (x) the directors of the Company in office on the Effective Date (as defined below) and (y) any successor to any such director and any additional director who after the Effective Date was nominated or selected by a majority of the Continuing Directors (or the Nominating Committee of the Board of Directors of the Company) in office at the time of his or her nomination or selection.

     The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company or the other events specified in Section 18(a), each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Stock Option or Stock Appreciation Right granted within six (6) months before the occurrence of a Change in Control if the holder of such Stock Option or Stock Appreciation Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

19. Nontransferability. Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit, other than an Incentive Stock Option, to any director, officer or employee of the Company with at least 15 years of service may permit the transferability of a Benefit by such participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

20. Other Provisions. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change in control of the Company, for the payment of the value of Benefits to participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan. In addition, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Benefit granted hereunder. The Committee shall have full discretion to interpret and administer the Plan.

21. Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be (i) the closing price of the Company's Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company's Common Stock is readily tradeable on a national securities exchange or other market system, (ii) if the Company's Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company and (iii) in connection with a Change in Control of the Company or an event specified in Section 18(a), the value of the consideration paid to stockholders in connection with such Change in Control or event or if no consideration is paid in respect thereof, the amount determined pursuant to clause (i) above.

 22. Withholding. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

23. Tenure. A participant's right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

24. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

25. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

26. Duration, Amendment and Termination. No Benefit shall be granted more than ten years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. No amendment of the Plan may be made without approval of the stockholders of the Company if the amendment will: (i) disqualify any Incentive Stock Options granted under the Plan; (ii) increase the aggregate number of shares of Common Stock that may be delivered through Stock Options under the Plan; (iii)increase either of the maximum amounts which can be paid to an individual participant under the Plan as set forth in Section 5 hereof; (iv) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; or (v) modify the requirements as to eligibility for participation in the Plan.

27. Governing Law. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

28. Effective Date.

     (a) The Plan shall be effective as of May 8, 2000, the date on which the Plan was adopted by the Board of Directors (the "Effective Date"), provided that the Plan is approved by the stockholders of the Company at an annual meeting, any special meeting or by written consent of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

     (b) This Plan shall terminate on May 8, 2010 (unless sooner terminated by the Committee).

                                                                           PROXY
            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 COPYTELE, INC.

                 Annual Meeting of Stockholders - July 25, 2000

     THE UNDERSIGNED stockholder of CopyTele, Inc., hereby appoints DENIS A. KRUSOS and FRANK J. DISANTO, or either of them, with full power of substitution, as the proxy or proxies of the undersigned at the Annual Meeting of Stockholders of CopyTele to be held at the Fox Hollow, Woodbury, New York, on July 25, 2000, at 10:30 a.m., and any adjournment(s) or postponement(s) thereof, and to vote thereat all shares of Common Stock of CopyTele which the undersigned would be entitled to vote if personally present in accordance with the instructions on the reverse side of this Proxy.

     The shares represented by this Proxy will be voted as specified on the reverse side hereof, but if no specification is made, the proxies intend to vote FOR the election of all nominees as directors, FOR the approval of the CopyTele, Inc. 2000 Share Incentive Plan, FOR the ratification of the selection of auditors and, in the discretion of such proxies, for or against such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

              (continued - to be dated and signed on reverse side)

                                 COPYTELE, INC.
                         Annual Meeting of Stockholders
                           July 25, 2000 - 10:30 A.M.
                                 To be held at:

                                   FOX HOLLOW

                             7725 Jericho Turnpike
                               Woodbury, New York
                                 (516) 921-1415


Long Island Expressway to Exit 44 North (which is Rt. 135 North) to Exit 14 East (which is Woodbury 25 East)

Northern State Parkway to Exit 36B North (which is Rt. 135 North) to Exit 14 East (which is Woodbury 25 East)

Belt Parkway to Southern State Parkway to Exit 28A North (which is Rt. 135 North) to Exit 14 East (which is Woodbury 25 East)

At exit 14 East, make right turn onto Jericho Turnpike (25 East). Fox Hollow is on left after first traffic light

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

       Please mark your
A /X/  vote as indicated
       in this example.


                                             WITHHOLD
                   FOR all nominees         AUTHORITY
                   listed to the right    to vote for all
                   (except as marked      nominees listed
                    to the contrary)        to the right
1. ELECTION                                                 Nominees:
   OF                    /  /                 /  /          Denis A. Krusos
   DIRECTORS                                                Frank J. DiSanto
                                                            Gerald J. Bentivegna
                                                            George P. Larounis
                                                            Lewis H. Titterton
                                                            Anthony Bowers
(Instruction: To withhold authority to vote for any individual nominee, mark FOR and write that nominee's name below.)


--------------------------------------------------------



                                                      FOR     AGAINST    ABSTAIN

2. APPROVAL OF THE COPYTELE, INC.
   2000 SHARE INCENTIVE PLAN.                         / /       / /        / /


                                                      FOR     AGAINST    ABSTAIN
3. RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN
   LLP AS INDEPENDENT AUDITORS OF COPYTELE FOR
   THE FISCAL YEAR ENDING OCTOBER 31, 2000.           / /       / /        / /

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
   TO VOTE  UPON SUCH OTHER MATTERS AS MAY
   PROPERLY COME BEFORE THE MEETING OR ANY
   ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Receipt is acknowledged of Notice of Annual Meeting, Proxy Statement and Annual Report for the fiscal year ended October 31, 1999.

Please date, sign and return this Proxy Card using the enclosed envelope.

                       (Seal)                      (Seal) Dated:           ,2000
-----------------------      ----------------------             -----------





NOTE:Please sign here exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your title, as such. Each joint owner or trustee should sign the proxy.